UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
Filed by Registrant ☑
Filed by a Party Other Than Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to § 240.14a-12
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held June 23, 2005
PROXY STATEMENT
INTRODUCTION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 AMENDMENT TO THE 2002 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS CYBERKINETICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
AUDIT FEES
STOCKHOLDER PROPOSALS
OTHER MATTERS
Appendix A
Appendix B
Appendix C

April 29, 2005
Dear Stockholders:
      You are cordially invited to attend Cyberkinetics Neurotechnology Systems, Inc.’s Annual Meeting of Stockholders, which will be held at 100 Foxborough Blvd. Suite 240, Foxborough MA 02035 on June 23, 2005, at 1:00 p.m., Eastern Time.
      At the Meeting, stockholders will be asked to vote on the following matters:

1. To elect eight persons to serve as directors of Cyberkinetics until their successors are duly elected and qualified.

2. To approve an amendment to increase the number of shares of our common stock authorized for issuance under our 2002 Equity Incentive Plan from 2,533,333 to 3,500,000.

3. To ratify the appointment of Ernst & Young LLP as Cyberkinetics’ independent registered public accounting firm for the year ended December 31, 2005.

4. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.
      Information regarding the above matters is set forth in the accompanying Proxy Statement.
      It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote “FOR” the election of all of the nominees named in the Proxy Statement, “FOR” the amendment to our 2002 Equity Incentive Plan to increase the authorized shares available for issuance, and “FOR” ratification of the appointment of accountants.

/s/ TIMOTHY R. SURGENOR

Timothy R. Surgenor
President and Chief Executive Officer

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 23, 2005
TO THE STOCKHOLDERS OF
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.:
      Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Cyberkinetics Neurotechnology Systems, Inc. (“Cyberkinetics” or the “Company”) will be held at 100 Foxborough Blvd. Suite 240, Foxborough, MA 02035 on June 23, 2005 at 1:00 p.m., Eastern Time, for the purpose of considering and voting upon the following matters:

1. Election of Directors. To elect eight persons to serve as directors of Cyberkinetics until their successors are duly elected and qualified.

2. Approval of Amendment to 2002 Equity Incentive Plan. To approve an amendment to increase the number of shares of our common stock authorized for issuance under our 2002 Equity Incentive Plan from 2,533,333 to 3,500,000.

3. Ratification of Appointment of Accountants. To ratify the appointment of Ernst & Young LLP as Cyberkinetics’ independent registered public accounting firm for the year ended December 31, 2005.

4. Transaction of Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.
      The Board of Directors has fixed the close of business on April 25, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mark P. Carthy

Mark P. Carthy
Chairman
Dated: April 29, 2005
      WE URGE YOU TO VOTE IN FAVOR OF THE PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY CYBERKINETICS’ BOARD OF DIRECTORS. ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF CYBERKINETICS AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE ADEQUATE ACCOMMODATIONS.

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To be held June 23, 2005
INTRODUCTION
      This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2005 Annual Meeting of Stockholders (the “Meeting”) of Cyberkinetics Neurotechnology Systems, Inc. (“Cyberkinetics” or the “Company”) to be held on June 23, 2005 at 1:00 p.m., Eastern Time, at 100 Foxborough Blvd. Suite 240, Foxborough, MA 02035 and at any and all adjournments thereof.
      It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to stockholders eligible to receive notice of, and to vote at, the Meeting on or about May 6, 2005.
Revocability of Proxies
      A form of Proxy for voting your shares at the Meeting is enclosed. Any stockholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of Cyberkinetics an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy.
Persons Making the Solicitation
      This solicitation of Proxies is being made by the Cyberkinetics’ Board of Directors (the “Board”). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by Cyberkinetics. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of Cyberkinetics may solicit Proxies personally or by telephone, without receiving special compensation therefore. In addition, Cyberkinetics may request banks, brokers or other custodians to solicit customers for whom they hold Cyberkinetics stock and will reimburse them for their reasonable out-of-pocket expenses.
Quorum; Voting Rights
      There were issued and outstanding 15,760,553 shares of the Cyberkinetics’ Common Stock (“Common Stock”) on April 25, 2005, which has been fixed as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). On any matter submitted to the vote of the stockholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of Cyberkinetics as of the Record Date. Holders of record of a majority in voting interest of the shares of our common stock, present in person or by proxy, is necessary to constitute a quorum for the Meeting. If a quorum is not present at the Meeting, we expect that the Meeting will be adjourned to solicit additional proxies.
Counting of Votes
      If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given.

      Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted “FOR” election of the directors named herein, “FOR” the ratification of Ernst & Young LLP as Cyberkinetics’s independent registered public accounting firm, “FOR” the amendment to our 2002 Equity Incentive Plan to increase the shares available for issuance, and if any other business is properly presented at the Meeting, such proxy will be voted in accordance with the recommendations of management.
Vote Required; Effect of Abstentions and Broker “Non-Votes”
      Abstentions and broker “non-votes” will be treated as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.
      With regard to the election of directors, votes may be cast in favor of a director nominee, all nominees or withheld. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In connection with the election of directors, there is no cumulative voting. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. With regard to the amendment to the 2002 Equity Incentive Plan and the ratification of the appointment of accountants, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting is required for approval. With regard to these proposals, abstentions will be counted in tabulations of the votes cast on a proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will be entirely excluded from the vote and will have no effect on its outcome, although they will count toward the presence of a quorum.
      If a stockholder owns shares through a broker and attends the Meeting, the stockholder should bring a letter from that stockholder’s broker identifying that stockholder as the beneficial owner of the shares and acknowledging that you will vote your shares.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
      The persons named below will be nominated for election as directors at the Meeting to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all eight nominees, as appropriate. If a quorum is present at the meeting, the eight nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected.
      The following table sets forth, as of April 25, 2005, the names of, and certain information concerning, the persons nominated for election as Directors of Cyberkinetics:

Name	Age	Position

Timothy R. Surgenor	45	President, Chief Executive Officer, Director
John P. Donoghue, Ph.D.	56	Chief Scientific Officer, Director
Mark P. Carthy	44	Director
George N. Hatsopoulos, Ph.D.	78	Director
Nicholas G. Hatsopoulos, Ph.D.	43	Director
Philip W. Morgan	60	Director
Theo Melas-Kyriazi	45	Director
Daniel E. Geffken	48	Director
      None of the director-nominees were selected pursuant to any arrangement or understanding other than with the directors and executive officers of Cyberkinetics acting within their capacities as such.
      Timothy R. Surgenor has been our President and Chief Executive Officer since January 2003 and Director since November 2002. From January 1999 to January 2003, Mr. Surgenor was Executive Vice President at Haemonetics Corporation (NYSE:HAE), which is a medical device company. From 1994 to 1999, Mr. Surgenor was President of Genzyme Tissue Repair, the cell therapy division of Genzyme Corporation (NASDAQ:GENZ). Previously, Mr. Surgenor was Executive Vice President and Chief Financial Officer of BioSurface Technology, Inc. and also held various positions in operations at Integrated Genetics. Mr. Surgenor received a B.A. in Biochemistry from Williams College in 1981 and an M.B.A. from Harvard Business School in 1987.
      John P. Donoghue, Ph.D. has been our Chief Scientific Officer and Director since August 2002. He is also currently the Henry Merritt Wriston Professor at Brown University. Since 1991, Dr. Donoghue has been Chairman of the Department of Neuroscience and since 1998 he has served as Executive Director of the Brain Science Program at Brown University. Dr. Donoghue received an A.B. from Boston University in 1971, an M.S. in Anatomy from the University of Vermont in 1976 and a Ph.D. in Neuroscience from Brown University in 1979.

Outside Board of Directors
      Mark P. Carthy has been a Director of our Company since August 2002. He is currently a General Partner at Oxford Bioscience Partners. Mr. Carthy joined Oxford Bioscience Partners in October 2000. From 1998 to 2000, he was an advisor to Kummell Investments Limited, a Morningside Group affiliate, on its venture capital portfolio. Prior to Kummell, he was employed as Chief Business Officer of Cubist Pharmaceuticals, Inc. (NASDAQ:CBST) and Senior Director of Business Development at Vertex Pharmaceuticals Inc. (NASDAQ:VRTX). He received his B.E. in Chemical Engineering from University

College Dublin, Ireland in 1982, an M.S. in chemical engineering from University of Missouri in 1983 and a M.B.A. from Harvard Business School in 1987.
      Philip W. Morgan has been a Director of our Company since August 2003. He is currently a Venture Partner to Global Life Science Ventures. Mr. Morgan joined Global Life Science Ventures in 1996 after running a consultancy practice covering the pharmaceutical and medical device industries. Previously, Mr. Morgan was a Healthcare and Biotechnology Investment Specialist with 3i plc. Mr. Morgan has also held management roles with Rhône Poulenc (now Aventis (NYSE:AVE)), Johnson & Johnson (NYSE:JNJ) and C.R. Bard Inc. (NYSE:BCR). Mr. Morgan is a Director of the Global Life Science Ventures (GP) Ltd., the GLSV Special Partner Ltd. and Munich Biotech AG. He received his B.Sc. in Chemistry and Physics from the University of London in 1968 and his M.A. in Marketing from the University of Lancaster in 1971.
      George N. Hatsopoulos, Ph.D. has been a Director of our Company since August 2002 and is currently Chairman and Chief Executive Officer of Pharos, LLC. Dr. Hatsopoulos is the founder of Thermo Electron Corporation (NYSE:TMO) and served as Chairman and Chief Executive Officer from its founding in 1956 until his retirement in 1999. Dr. Hatsopoulos was trained at the National Technical University of Athens and Massachusetts Institute of Technology, where he received his Bachelors degree in 1949, his Masters degree in 1950, his Engineers degree in 1954, and his Doctorate degree in 1956. He was on the faculty of MIT from 1956 to 1962 and a Senior Lecturer until 1990.
      Nicholas G. Hatsopoulos, Ph.D. has been a Director of our Company since August 2002 and is currently an Assistant Professor at the University of Chicago. Dr. Hatsopoulos has been an Assistant Professor in Organismal Biology and Anatomy at the University of Chicago since January 2002. From January 1998 to December 2001, Dr. Hatsopoulos was an Assistant Professor of Research in the Department of Neuroscience at Brown University. Dr. Hatsopoulos has completed two postdoctoral research fellows, one in the Department of Neuroscience at Brown University and the other in the Computation Neuroscience Program at the California Institute of Technology. Dr. Hatsopoulos completed his B.A. in Physics from Williams College in 1984, his M.S. in Psychology in 1991 and his Ph.D. in Cognitive Science from Brown University in 1992.
      Theo Melas-Kyriazi has been a Director of our Company since November 2004 and is currently self-employed. Mr. Melas-Kyriazi was affiliated with Thermo Electron Corporation (NYSE:TMO) from 1986 to October 2004. He served as Chief Financial Officer of TMO from 1999 until October 2004 and, from 1994 to 1997, he served as Chief Executive Officer and President of Thermo Spectra Corporation, a publicly traded subsidiary of TMO. Mr. Melas-Kyriazi has also served as a member of the Board of Directors of Valeant Pharmaceuticals (NYSE:VRX) since 2003. Mr. Melas-Kyriazi received a B.A. in Economics from Harvard College in 1981 and a M.B.A. from Harvard Business School in 1983.
      Daniel E. Geffken has been a Director of our Company since January 2005 and is currently the Senior Vice President , Business Development and Chief Financial Officer of Omnisonics Medical Technologies, Inc. Mr. Geffken joined Omnisonics Medical Technologies, Inc. in December of 2003. Previously, Mr. Geffken was Senior Vice President of Finance and Chief Financial Officer at Transkaryotic Therapies, Inc. (NASDAQ:TKTX) from February 1997 to April 2003. Prior to Transkaryotic Therapies, Inc., Mr. Geffken held a variety of senior financial roles at Cytotherapeutics, Inc. (NASDAQ:CTII), Anderson Group (now Moscow CableCom Corp. (NASDAQ:MOCC)) and MedChem Products (now C. R. Bard Inc. (NYSE:BCR)). Mr. Geffken also spent several years at KPMG. Mr. Geffken received a B.S. in Economics from The Wharton School at the University of Pennsylvania in 1979 and a M.B.A. from Harvard Business School in 1987.
Management recommends that the stockholders vote
“FOR” each of the director-nominees listed above.

Executive Officers
      The following table provides certain information regarding those persons who serve as executive officers of Cyberkinetics, but who do not serve as directors of Cyberkinetics.

Name	Age	Position

Burke T. Barrett	41	Vice President, Clinical Operations
J. Christopher Flaherty	43	Executive Vice President, Technology and Intellectual Property
Kimi Iguchi	42	Vice President, Finance
Jon P. Joseph, Ph.D.	48	Vice President, Research & Development and Applications Development
Nandini Murthy	38	Vice President, Regulatory Affairs and Quality Systems
      Burke T. Barrett has been our Vice President, Clinical Operations since November 2003. From August 2002 to October 2003, Mr. Barrett was Vice President of Clinical and Regulatory Affairs at Cardiofocus, Inc., a developer of laser-based cardiac treatments. From October 1997 to June 2002, Mr. Barrett held various positions at Cyberonics, Inc. (NASDAQ:CYBX), including Vice President, Business and Technology Development. Previously, Mr. Barrett held positions in business development, clinical and regulatory affairs at Biofield Corporation (OTCBB:BZET), Dornier Medical Systems and Bausch & Lomb (NYSE:BOL). Mr. Barrett received a B.S. in both Chemical Engineering and Chemistry from Syracuse University in 1985 and a M.B.A. from Kennesaw University in Atlanta, GA in 1992.
      J. Christopher Flaherty has been our Executive Vice President, Technology and Intellectual Property since September 2003. Mr. Flaherty founded Insulet Corporation in July 2000 and served as its President and Chief Operating Officer until January 2002. Mr. Flaherty also co-founded TransVascular, Inc. in March 1996 and served as its Executive Vice President until June 2003. Mr. Flaherty has also held positions at Pfizer (NYSE:PFE) and Strato Medical. Mr. Flaherty earned a B.S. in Aeronautical and Electrical Engineering from Massachusetts Institute of Technology in 1985.
      Kimi Iguchi has been our Vice President, Finance since August 2004. From May 1998 to March 2004, Ms. Iguchi worked in a variety of roles at Millennium Pharmaceuticals(NASDAQ:MLNM). Ms. Iguchi served as head of the Biotherapeutics subsidiary and most recently as Senior Director, Financial Planning and Analysis. Ms. Iguchi was the Senior Manager of External Reporting at Biogen, Inc.(now Biogen IDEC (NASDAQ:BIIB) from October 1996 to May 1998. Prior to that, from September 1995 to October 1996, Ms. Iguchi was Director of Financial Reporting at Continental Cablevision. Ms. Iguchi is a Certified Public Accountant and was a public accountant at Coopers and Lybrand(now Price Waterhouse Coopers) from 1987 to 1995. Ms. Iguchi received a B.S. in Chemistry from Drew University in 1984 and a M.B.A. from Northeastern University in 1987.
      Jon P. Joseph, Ph.D. has been our Vice President, R&D and Applications Development since April 2004. From November 2003 to April 2004, Dr. Joseph was our Vice President, Applications Development. From June 2001 to August 2003, Dr. Joseph was the Chief Technology Officer and Vice President of Engineering and New Technologies of the NeuroCare Division of VIASYS Healthcare (NYSE:VAS), a medical device company. Dr. Joseph joined Nicolet Biomedical in 1990 and held a number of program and research management assignments, including Vice President New Technology and Software Quality from February 1997 to June 2001. Prior to that, Dr. Joseph was an Assistant Professor at the University of Wisconsin, Madison where he founded the Biomagnetic Research Laboratory for brain research. He received a B.A. in Physics from Carleton College in Northfield, Minnesota in 1979 and a Ph.D. in Physics with a focus in Neuroscience from the University of Wisconsin, Madison in 1987.
      Nandini Murthy has been our Vice President, Regulatory Affairs and Quality Systems since January 2004. From December 2002 to January 2004, Ms. Murthy was our Director, Regulatory Affairs and Quality Systems. From July 2001 to November 2002, Ms. Murthy was the Director of Regulatory and Quality Systems at Aspect Medical Systems (NASDAQ:ASPM), a medical device company. Prior to that, from December 1999 to June 2001, Ms. Murthy held regulatory positions at Thoratec (NASDAQ:THOR). She also held regulatory and quality positions at Hologic, Inc. (NASDAQ:HOLX), USCI Division of C.R.Bard (NYSE:BCR), Technomed and Toxikon. Ms. Murthy received a B.S. in Chemistry, Zoology and Environmental Science from St. Joseph’s College in Bangalore, India in 1987 and a M.S. in Environmental Science from the University of Massachusetts, Boston in 1990.
Family Relationships
      There are no family relationships among the directors and executive officers other than the following: George N. Hatsopoulos is the father of Nicholas G. Hatsopoulos.
The Board of Directors and Committees
      The Board of Directors is responsible for the supervision of the overall affairs of the Company. The Board met twelve times in fiscal 2004. During 2004, each director attended at least 75% of all Board meetings and meetings of any committee on which he served.

Audit Committee
      The Board of Directors has established an Audit Committee. The Audit Committee’s responsibilities include:

•	appointing, evaluating, and retaining the independent auditor,

•	reviewing and discussing with management and independent auditors our annual and quarterly financial statements and disclosures,

•	discussing our systems of internal control over financial reporting, and

•	meeting independently with the independent auditors and management.
      The Audit Committee currently consists of Theo Melas-Kyriazi and Daniel E. Geffken. Each of Messrs. Melas-Kyriazi and Geffken qualify as a “financial expert” under Item 401 of Regulation S-B of the Securities and Exchange Act of 1934, as amended, and are “independent,” under the listing standards of the American Stock Exchange. As the Company’s stock is traded on the OTC Bulletin Board, the Company has chosen to use the definition of “independent” under the listing standards of the American Stock Exchange. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee met two times during fiscal 2004.

Compensation Committee
      The Board of Directors has a Compensation Committee, which administers the Company’s compensation and benefit plans, in particular, the incentive compensation and equity-based plans, and approves salaries, bonuses, and other compensation arrangements and policies for the Company’s officers, including the chief executive officer. The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee currently consists of Mark P. Carthy, Philip W. Morgan, and Theo Melas-Kyriazi. The Compensation Committee met three times during fiscal 2004.

Nominating Committee
      The Board of Directors has a Nominating Committee, which (i) identifies individuals qualified to become Board members and recommends such individuals to the Board for nomination for election to the Board, (ii) makes recommendations to the Board concerning committee appointments, other than to the Nominating Committee, (iii) develops, recommends and annually reviews corporate governance guidelines for the Company and (iv) oversees corporate governance matters and coordinates an annual review of the Board’s performance. The Board of Directors has adopted a written charter for the Nominating Committee. Although the charter is not available on our website, a copy of the charter is attached as

Appendix B to this proxy statement. The Nominating Committee currently consists of Mark P. Carthy, Nicholas G. Hatsopoulos, Ph.D. and Daniel E. Geffken. All members of the Nominating Committee are “independent,” under the listing standards of the American Stock Exchange. As the Company’s stock is traded on the OTC Bulletin Board, the Company has chosen to use the definition of “independent” under the listing standards of the American Stock Exchange. The Nominating Committee met once during fiscal 2004.

Director Compensation
      Directors who are not our employees and who do not beneficially own greater than 2% of our outstanding common stock will receive the following compensation:

•	An annual retainer of $20,000, plus an additional retainer of $5,000 and $3,000, respectively, if serving as Chairman of the Board or Chairman of the Audit Committee.

•	New directors shall receive an initial stock option grant to purchase 20,000 shares of common stock at the then fair market value, which will vest over four years.

•	Existing directors shall receive an annual stock option grant to purchase 5,000 shares of common stock at the then fair market value, which will vest over four years.
      All directors are reimbursed reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee of the Board of Directors.
Consideration of Director-Nominees
      Stockholder Nominees. The Nominating Committee will consider nominees to the Board proposed by stockholders, although the Board of Directors has no formal policy with regard to stockholder nominees as it considers all nominees on their merits as discussed below. Any stockholder nominations proposed for consideration should include the nominee’s name and qualifications for Board membership and should be addressed to the attention of Secretary, Cyberkinetics Neurotechnology Systems, Inc., 100 Foxborough Blvd., Suite 240, Foxborough, MA 02035.
      Stockholders who wish to submit a director-nominee for consideration at the next annual meeting, but who do not wish to submit the nominee for inclusion in our proxy statement, must, in accordance with our bylaws, deliver the information no earlier than the close of business on March 26, 2006, the 60th day prior to the first anniversary of this annual meeting, nor later than the close of business on April 25, 2006, the 90th day prior to the first anniversary of this annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and no later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. With respect to each person whom the stockholder proposes to nominate for election or reelection as a director, the proposing stockholder must provide the following:

(a) all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(b) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(c) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice;

(d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

(e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board.
      The proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is made must also provide (a) the name and address of such stockholder, as it appears on the company’s books, and of such beneficial owner and (b) the number of shares of each class of stock of the Company that are owned beneficially and of record by such stockholder and such beneficial owner.
      Selection and Evaluation of Director Candidates. The Nominating Committee is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to Cyberkinetics, functional expertise in areas such as marketing, human resources, operations, finance, and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the Board. The Board identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to Cyberkinetics’ business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decided not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, employment experience, public interest considerations and the implementation of the Cyberkinetics’ strategic plan. Among other things, when examining a specific candidate’s qualifications, the Board considers: the ability to represent the best interest of Cyberkinetics, existing relationships with Cyberkinetics, interest in the affairs of Cyberkinetics and its purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business judgment, ability to develop business for Cyberkinetics and the ability to work as a member of a team.
      In 2004, Theo Melas-Kyriazi and Daniel E. Geffken were recommended as director-nominees by the Company’s Chief Executive Officer.
Communications with the Board and Annual Meeting Attendance
      Individuals who wish to communicate with Cyberkinetics’ Board of Directors may do so by sending correspondence to the Company’s Board of Directors at 100 Foxborough Blvd. Suite 240, Foxborough, MA 02035. Any communications intended for non-management directors should be sent to the above address to the attention of the non-management directors in care of Investor Relations.
      Cyberkinetics does not have a policy regarding Board member attendance at Annual Meetings of Stockholders, although it encourages its Board members to attend Annual Meetings of Stockholders. Cyberkinetics did not hold an Annual Meeting of Stockholders in 2004.
Code of Ethics
      Cyberkinetics has adopted a Code of Ethics that is applicable to Cyberkinetics’ principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. The Code of Ethics was filed as part of Cyberkinetics’ 10-KSB and is available on the Securities and Exchange Commission’s website at www.sec.gov. Amendments to and waivers from the Code of Ethics will also be disclosed in future filings with the Securities and Exchange Commission.

SHAREHOLDINGS OF CERTAIN
BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS
      The following table sets forth, as April 25, 2005, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of Cyberkinetics’ directors, director-nominees, the Named Executive Officers, beneficial owners of more than 5% of the outstanding shares of common stock and by the directors and executive officers of Cyberkinetics as a group. Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended, and do not necessarily indicate ownership for any other purpose, and generally includes voting or investment power with respect to the shares and shares which such person has the right to acquire within 60 days of April 25, 2005. Except as subject to community property laws, where applicable, and except as indicated below, the person named below has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by him/her. Unless otherwise indicated, the persons listed below can be contacted at 100 Foxborough Blvd., Suite 240, Foxborough, MA 02035.

		Amount and
		Nature of
Title of		Beneficial	Percent of
Class	Name and Address of Beneficial Owner	Owner	Class**

Common	Timothy R. Surgenor(1)	570,561	3.5%
Stock	President, Chief Executive Officer and Director

Common	John P. Donoghue, Ph.D.(2)	584,473	3.6%
Stock	Founder, Chief Scientific Officer and Director

Common	J. Christopher Flaherty(3)	93,194	*
Stock	Executive Vice President, Technology and Intellectual Property

Common	Burke T. Barrett(4)	71,111	*
Stock	Vice President, Clinical Operations

Common	Jon P. Joseph, Ph.D.(5)	53,000	*
Stock	Vice President, R&D and Applications Development

Common	Nandini Murthy(6)	57,813	*
Stock	Vice President, Regulatory Affairs and Quality Systems

Common	Nicholas G. Hatsopoulos, Ph.D.(7)	412,287	2.6%
Stock	Founder and Director

Common	Mark P. Carthy(8)	7,312,495	46.1%
Stock	Director

Common	Philip W. Morgan(9)	—	—
Stock	Director

Common	George N. Hatsopoulos, Ph.D.(10)	1,292,822	8.2%
Stock	Director

Common	Theo Melas-Kyriazi	—	—
Stock	Director

Common	Daniel E. Geffken(11)	—	—
Stock	Director

Common	All directors and executive officers as a group
Stock	(13 persons)(12)	10,452,024	61.3%

	Five Percent Stockholders:

Common	Oxford Bioscience Partners and affiliated entities(8)	7,312,495	46.1%
Stock

Common	The Global Life Science Ventures Fonds II GmbH &
Stock	Co KG(13)	1,202,805	7.6%

		Amount and
		Nature of
Title of		Beneficial	Percent of
Class	Name and Address of Beneficial Owner	Owner	Class**

Common	The Global Life Science Ventures Fund II L.P.(13)	935,515	5.9%
Stock

Common	GDH Partners, L.P.(10)	1,292,822	8.2%
Stock

*	Indicates less than 1.0%

**	Based on 15,760,553 shares outstanding as of April 25, 2005.

(1)	Includes options to purchase 506,250 shares of common stock exercisable within 60 days of April 25, 2005. Also includes 40,000 shares of common stock and 13,200 warrants to purchase common stock held by the Daniel S. Gregory 1987 Trust for the benefit of Charlotte Gregory Surgenor. Mr. Surgenor’s children are the primary beneficiaries of the trust and Mr. Surgenor and his wife retain a pecuniary interest in the shares and warrants.

(2)	Includes options to purchase 281,758 shares of common stock exercisable within 60 days of April 25, 2005.

(3)	Includes options to purchase 88,750 shares of common stock exercisable within 60 days of April 25, 2005.

(4)	Includes options to purchase 60,000 shares of common stock exercisable within 60 days of April 25, 2005.

(5)	Includes options to purchase 45,000 shares of common stock exercisable within 60 days of April 25, 2005.

(6)	Includes options to purchase 57,813 shares of common stock exercisable within 60 days of April 25, 2005.

(7)	Includes options to purchase 109,572 shares of common stock exercisable within 60 days of April 25, 2005. Such person may be contacted at 1027 East 57th St., Chicago, IL 60637.

(8)	Jonathan J. Fleming, Jeffrey T. Barnes, Mark P. Carthy, Alan G. Walton and Michael E. Lytton exercise voting and investment control with respect to shares held by Oxford Bioscience Partners. These persons are the General Partners of OBP Management IV L.P., which is the General Partner of the funds referenced herein. The holdings of Oxford Bioscience Partners include 7,135,795 shares and warrants to purchase 104,061 shares held by Oxford Bioscience Partners IV, L.P. and 71,595 shares and warrants to purchase 1,044 shares held by MRNA Fund II, L.P. Mr. Carthy, a Director of Cyberkinetics since 2002, disclaims beneficial ownership of the shares held by funds affiliated with Oxford Bioscience Partners, except to the extent of his proportionate pecuniary interest therein. The listed beneficial owners may be contacted at 222 Berkeley St., Suite 1650, Boston, MA 02116.

(9)	Philip W. Morgan, a Director of Cyberkinetics since 2003, is a Venture Partner to Global Life Science Ventures and does not exercise any voting or investment power over shares beneficially owned by The Global Life Science Ventures Fonds II GmbH & Co., KG and The Global Life Science Ventures Fund II, L.P. See footnote (13) below. Mr. Morgan disclaims beneficial ownership of all shares issued or issuable to the referenced entities, except to the extent of his proportionate pecuniary interest. Mr. Morgan may be contacted through 1 Northumberland Avenue Trafalgar Square, London, England WC2N 5BW.

(10)	Daphne Hatsopoulos exercises voting and investment control with respect to shares held. The holdings include 1,275,305 shares and warrants to purchase 17,517 shares held by GDH Partners L.P. Dr. Hatsopoulos, a Director of Cyberkinetics since 2002, is a limited partner of GDH Partners L.P. and a minority owner GDH Management, LLC, which is a general partner of GDH Partners L.P. Dr. Hatsopoulos disclaims beneficial ownership of the shares held by GDH Partners L.P., except to the extent of his proportionate pecuniary interest therein. The listed beneficial owners may be contacted at 233 Tower Road, Lincoln, MA 01773.

(11)	Mr. Geffken may be contacted at 66 Concord Street, Wilmington, MA 01887.

(12)	Includes options to purchase 1,149,143 shares of common stock exercisable within 60 days of April 25, 2005 and warrants to purchase 135,822 shares. See also footnotes 1-6, 8 and 10 above.

(13)	Dr. Hans A. Kupper and Hanns Peter Wiese exercise voting and investment control with respect to shares held. The holdings relate to 1,183,500 shares and warrants to purchase 19,305 shares held by The Global Life Science Ventures Funds II GmbH & Co., KG and 920,500 shares and warrants to purchase 15,015 shares held by The Global Life Science Ventures Fund II, L.P. The Global Life Science Ventures Fonds II GmbH & Co., KG may be contacted at Von-Der-Tann-Str. 3, D-80539 Munich, Germany and the Global Life Science Ventures Fund II L.P. may be contacted at PO Box 431, Alexander House, 13-15 Victoria Rd., St. Peter Port, Guernsey, GY1 1ZD.

October 2004 Merger and Change of Control
      We were originally incorporated in the State of Nevada under the name of Trafalgar Ventures Inc. (“Trafalgar”). On July 23, 2004, Trafalgar, certain stockholders of Trafalgar, Trafalgar Acquisition Corporation, a Nevada corporation (“Merger Sub”), and Cyberkinetics, Inc., a privately-held Delaware corporation (“Cyberkinetics”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Trafalgar, through its wholly-owned subsidiary, Merger Sub, agreed to acquire Cyberkinetics in exchange for shares of Trafalgar’s common stock (the “Merger”). The Merger closed on October 7, 2004 (the “Closing”). Immediately prior to the Closing, 1,500,000 shares of Trafalgar common stock were cancelled and Trafalgar effected a 1-for-2.1142857 reverse stock split of its outstanding common stock. Each share of Cyberkinetics common stock (an aggregate of 12,589,481 shares) was converted into one share of Trafalgar’s common stock, an exchange ratio in the Merger of one-to-one. Immediately upon Closing, Trafalgar effected a reincorporation from the State of Nevada to the State of Delaware and a corporate name change to “Cyberkinetics Neurotechnology Systems, Inc.” and Robert Gorden Smith and Richard Harris resigned from the board of directors and Timothy R. Surgenor, John P. Donoghue, Ph.D., Mark P. Carthy, Philip W. Morgan, George N. Hatsopoulos, Ph.D. and Nicholas G. Hatsopoulous, Ph.D., all of whom were directors of Cyberkinetics, Inc., were appointed as directors of the Company.
      Prior to the Merger with Cyberkinetics, Trafalgar did not have any significant operational activity. Concurrent with the Closing of the Merger, we terminated all prior operational activities conducted by Trafalgar. We now operate as the parent company of Cyberkinetics, Inc.

Section 16(a) Beneficial Ownership Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires the Cyberkinetics’ directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of Cyberkinetics’ equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish Cyberkinetics with copies of all Section 16(a) forms they file.
      To the knowledge of Cyberkinetics, based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons, all of the insiders of Cyberkinetics complied with all filing requirements during 2004.

Executive Compensation
      The following table sets forth information concerning the compensation earned by our Chief Executive Officer and the four most highly compensated executive officers who served during the year ended December 31, 2004, and whose annual salary and bonus during the year ended December 31, 2004 exceeded $100,000 (the “Named Executive Officers”). Each became an executive officer of Cyberkinetics Neurotechnology Systems, Inc. as of the effective date of the Merger.
Summary Compensation Table

					Long Term
					Compensation

					Awards
	Annual Compensation
					Securities
				Other Annual	Underlying	All Other
		Salary	Bonus	Compensation	Options/SARS	Compensation
Name and Position	Year	($)	($)(2)	($)	(#)	($)(7)

Timothy R. Surgenor	2004	246,292	125,000	—	—	5,761
President, Chief Executive	2003	235,904	—	—	900,000	2,169
Officer and Director(1)

J. Christopher Flaherty	2004	203,734	25,000	—	—	1,115
Executive Vice President,	2003	66,929	—	112,500	190,000	615
Technology and Intellectual Property(3)

Burke T. Barrett	2004	184,294	—	—	30,000	3,654
Vice President, Clinical	2003	29,773	—	—	150,000	554
Operations(4)

Jon P. Joseph, Ph.D.	2004	178,550	—	—	40,000	—
Vice President, R&D and	2003	21,926	—	—	100,000	—
Applications Development(5)

Nandini Murthy	2004	131,760	25,000	—	35,000	3,111
Vice President Regulatory	2003	116,779	—	—	75,000	2,055
Affairs and Quality Systems(6)

(1)	Timothy R. Surgenor was hired on January 1, 2003.

(2)	Bonuses reflected for 2004 were earned during 2003. Bonuses awarded for the year ended December 31, 2004 are discussed below.

(3)	J. Christopher Flaherty was hired on September 2, 2003. He was a consultant to Cyberkinetics from February 19, 2003 to September 1, 2003. The amount reflected under “Other Annual Compensation” reflects the compensation paid to Mr. Flaherty as a consultant to Cyberkinetics.

(4)	Burke T. Barrett was hired on November 3, 2003.

(5)	Jon P. Joseph, Ph.D. was hired on November 10, 2003.

(6)	Nandini Murthy was hired on December 16, 2002.

(7)	Consists of 401(k) employer contributions.

2004 Bonus Awards
      The following Named Executive Officers earned the bonuses indicated below for the year ended December 31, 2004:

		Dollar Value of
	Cash Bonus	Stock Bonus*	Shares Issued*

Timothy Surgenor	$100,000	$25,000	11,111
J. Christopher Flaherty	$40,001	$9,999	4,444
Burke Barrett	—	$25,000	11,111
Jon Joseph	$12,000	$18,000	8,000
Nandini Murthy	$20,000	—	—

*	Number of shares issued is based upon a per share price of $2.25 on the date of grant.
      The Board awarded the cash bonus to Mr. Surgenor pursuant to, and consistent with, his existing employment agreement, dated November 3, 2004. Mr. Surgenor’s employment agreement reflects a target cash bonus of $100,000 and provides the Compensation Committee with the discretion to award up to the full target amount based on objective and mutually agreed upon criteria, which, for 2004, included, among other things, achievement of certain regulatory approvals, execution of a clinical trial, and becoming a reporting company under the federal securities laws.
      The Board awarded the stock bonuses pursuant to Cyberkinetic’s Second Amended and Restated 2002 Equity Incentive Plan, as last amended by its stockholders on April 30, 2004. The shares issued pursuant to such stock bonus awards are not subject to a share repurchase option in favor of Cyberkinetics and are fully vested. These shares are subject to lock-up agreements whereby the holders agreed not to offer, sell or otherwise dispose of 50% of such shares through the earlier of (i) the close of trading on October 6, 2006, or (ii) the first day after October 6, 2005, when, for a period of 20 consecutive trading days, the average stock price for Cyberkinetics’ shares of common stock is greater than $8 per share and the average daily trading volume is over 50,000 shares (the “First Release”), and the remaining 50% of the shares until 180 days after the First Release.
Options Granted in the Last Fiscal Year
      The following table sets forth information regarding options granted to the Named Executive Officers during the year ended December 31, 2004 by Cyberkinetics, such options now representing options to purchase our common stock.
Stock Option Grants
For Fiscal Year Ended December 31, 2004

	Number of
	Securities	% of Total	Exercise or Base
	Underlying	Options Granted	Price per Share	Expiration
	Grants(1)	to Employees(2)	($/Share)(3)	Date(4)

Timothy R. Surgenor	—	—	—	—
J. Christopher Flaherty	—	—	—	—
Burke T. Barrett	30,000	5%	$4.89	11/2/2014
Jon P. Joseph, Ph.D.	20,000	4%	$0.50	8/10/2014
	20,000	4%	$4.89	11/2/2014
Nandini Murthy	35,000	6%	$0.50	4/05/2014

(1)	All options vest 6.25% each quarter over a period of four years.

(2)	The total number of options granted to our employees, excluding 20,000 shares underlying options granted to non-employee directors, during 2004 was 554,100.

(3)	The exercise price per share of options granted represents the fair market value of the underlying shares of common stock on the date the options were granted.

(4)	Such stock options expire ten years from the date of grant.
2004 Fiscal Year-End Option Values
      The following table sets forth option summary information concerning the number of shares of common stock underlying unexercised stock options and the value of the in-the-money options as of December 31, 2004 held by the Named Executive Officers. The value of unexercised in-the-money options as of December 31, 2004 is based on $3.85 per share, which was the assumed fair market value of the common stock at that date, less the exercise price per share. None of the Named Executive Officers exercised options during the year ended December 31, 2004.

	Number of Securities
	Underlying		Values of Unexercised
	Unexercised Options at		In-The-Money Options at
	December 31, 2004 (#)		December 31, 2004 ($)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Timothy R. Surgenor	506,250	393,750	1,944,000	1,512,000
J. Christopher Flaherty*	88,750	101,250	332,813	379,688
Burke T. Barrett	60,000	120,000	210,938	351,563
Jon P. Joseph, Ph.D.	45,000	95,000	157,375	284,625
Nandini Murthy	57,813	52,187	216,799	195,701

*	Includes 10,000 options that were granted when Mr. Flaherty was a non-employee consultant.
Employment Contracts
      On November 3, 2004, our Board of Directors approved an Employment Agreement (the “Agreement”) with Timothy R. Surgenor, our President and Chief Executive Officer. During the term of Agreement, Mr. Surgenor will earn a base salary of no less than $244,400 per annum (or such higher amount as the Compensation Committee may establish), to be reviewed annually. He is also eligible to receive an annual cash bonus of up to $100,000, based on objectives mutually agreed upon by the Board of Directors, the Compensation Committee and Mr. Surgenor. The Agreement shall terminate upon the death or disability of Mr. Surgenor; provided, however, that we may terminate Mr. Surgenor’s employment immediately “for cause” with no further obligations. If we terminate Mr. Surgenor’s employment “without cause,” he will be entitled to 18 months of severance pay at rate of one hundred percent of his monthly salary and a bonus equal to the average of the annual cash bonus earned in each of the two fiscal years prior to his termination.
Option Plans

2002 Equity Incentive Plan
      On August 12, 2002, Cyberkinetics’ Board of Directors and its stockholders adopted the 2002 Equity Incentive Plan (the “2002 Equity Plan”). The 2002 Equity Plan is further discussed below under Proposal No. 2.

2002 Founders’ Option Plan
      On August 12, 2002, Cyberkinetics’ Board of Directors and its stockholders adopted the 2002 Founders’ Option Plan (the “2002 Founders’ Plan”). The 2002 Founders’ Plan, and all options outstanding thereunder, were assumed by us in connection with the Merger. The 2002 Founders’ Plan provides for the granting of incentive stock options, nonqualified option awards, stock grants and other restricted stock awards to certain key employees and stockholders. On June 20, 2003, Cyberkinetics’ Board of Directors

and its stockholders amended the 2002 Founders’ Plan to reduce the total number of shares available from 1,430,915 to 1,230,915.
      At December 31, 2004, an aggregate of 3,102,750 stock options were outstanding under the 2002 Equity Plan and the 2002 Founders’ Plan at prices ranging from $0.01 to $4.89 per share. At such date, there were 436,880 stock options available for grant.
EQUITY COMPENSATION PLAN INFORMATION
      The following table provides information as of December 31, 2004 regarding compensation plans (including individual compensation arrangements) under which equity securities of our Company are authorized for issuance. Information is included for both equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders.

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities to be		Weighted-average	Under Equity
	Issued Upon Exercise of		Exercise Price of	Compensation Plans
	Outstanding Options,		Outstanding Options,	(excluding securities
	Warrants and Rights		Warrants and Rights	reflected in column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	3,151,180	(1)	$0.31	436,880
Equity compensation plans not approved by security holders	—		—	—

Total	3,151,180		$0.31	436,880

(1)	Includes 2,034,335 stock options under the 2002 Equity Incentive Plan and 1,068,415 stock options under the 2002 Founders’ Option Plan, and 48,430 warrants.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Cyberkinetics, Inc.
      Cyberkinetics, Inc. is a wholly-owned subsidiary of Cyberkinetics Neurotechnology Systems, Inc., which is a holding company. Cyberkinetics Neurotechnology Systems, Inc. and Cyberkinetics, Inc. have interlocking executive positions and share common ownership.
October 2004 Merger Transaction
      In October 2004, we completed the Merger transaction with Cyberkinetics, Inc. At the closing, Cyberkinetics, Inc. became a wholly-owned subsidiary of Cyberkinetics Neurotechnology Systems, Inc. (formerly Trafalgar Ventures Inc.) and all outstanding securities of Cyberkinetics, Inc. were converted into securities of Cyberkinetics Neurotechnology Systems, Inc. on a one-for-one basis. The following sets forth information with respect to our affiliates holdings prior to the Merger:

•	Oxford Biosciences Partners — Prior to the Merger, Oxford Biosciences Partners and its affiliated entities held 888,889 shares of common stock and 6,000,000 shares of preferred stock of Cyberkinetics, Inc. The shares were purchased for aggregate consideration of $6,000,089.

•	Global Life Science Ventures — Prior to the Merger, Global Life Sciences and its affiliated entities held 2,000,000 shares of preferred stock of Cyberkinetics, Inc. The shares were purchased for aggregate consideration of $2,000,000.

•	GDH Partners, LP — Prior to the Merger, GDH Partners and its affiliated entities held 222,222 shares of common stock and 1,000,000 shares of preferred stock of Cyberkinetics, Inc. The shares were purchased for aggregate consideration of $1,000,000.
November 2004 Private Placement
      In November 2004, we completed a private placement, whereby we (i) sold 2,000,000 shares of our common stock at a price of $3.00 per share for aggregate gross proceeds of $6,000,000; and (ii) issued warrants to purchase up to an additional 660,000 shares of our common stock at an exercise price of $6.00 per share. Our placement agent, Rodman & Renshaw, LLC, also received a warrant to purchase 100,000 shares of our common stock as partial consideration for its services during the private placement. The following issuees are officers and/or members of our Board of Directors:

•	Timothy R. Surgenor, President, Chief Executive Officer and Director — An aggregate of 40,000 shares of our common stock and warrants to purchase an aggregate of 13,200 shares of our common stock was issued to the Daniel S. Gregory 1987 Trust for the benefit of Charlotte Gregory Surgenor. Mr. Surgenor’s children are the primary beneficiaries of the trust and Mr. Surgenor and his wife retain a pecuniary interest in the shares and warrants.

•	Mark P. Carthy, Director — An aggregate of 318,501 shares of our common stock and warrants to purchase an aggregate of 105,105 shares of our common stock was issued to certain affiliated entities of Oxford Bioscience Partners. Mr. Carthy is a general partner of OBP Management IV L.P., an affiliate of Oxford Bioscience Partners. Mr. Carthy disclaims beneficial ownership of all shares issued or issuable to Oxford Bioscience Partners or its affiliated entities, except to the extent of his proportionate pecuniary interest, but exercises shared voting and investment power with respect to some of these shares.

•	George N. Hatsopoulos, Ph.D., Director — An aggregate of 53,083 shares of our common stock and warrants to purchase an aggregate of 17,517 shares of our common stock was issued to GDH Partners, LP. Dr. Hatsopoulos is a limited partner of GDH Partners LP and a minority owner of GDH Management LLC, which is a general partner of GDH Partners, LP. Dr. Hatsopoulos disclaims beneficial ownership of all shares issued or issuable to GDH Partners LP, except to the extent of his proportionate pecuniary interest.

•	Philip W. Morgan, Director — An aggregate of 104,000 shares of our common stock and warrants to purchase an aggregate of 34,320 shares of our common stock was issued to certain affiliated entities of Global Life Science Ventures. Mr. Morgan is a Venture Partner to Global Life Science Venture II Mr. Morgan disclaims beneficial ownership of all shares issued or issuable to Global Life Science Ventures or its affiliated entities, except for his proportionate pecuniary interest, but, at the time of the private placement, exercised shared voting and investment power with respect to some of these shares.
      The following issuees are affiliates of our Company:

•	Oxford Bioscience Partners, affiliate — An aggregate of 318,501 shares of our common stock and warrants to purchase an aggregate of 105,105 shares of our common stock were issued to affiliates of Oxford Bioscience Partners.

•	Global Life Science Ventures, affiliate — An aggregate of 104,000 shares of our common stock and warrants to purchase an aggregate of 34,320 shares of our common stock were issued to affiliates of Global Life Science Ventures.

•	GDH Partners, LP, affiliate — An aggregate of 53,083 shares of our common stock and warrants to purchase an aggregate of 17,517 shares of our common stock were issued to GDH Partners, LP.

PROPOSAL NO. 2
AMENDMENT TO THE 2002 EQUITY INCENTIVE PLAN
General
      The maximum number of shares of our common stock that may be issued pursuant to awards under our 2002 Equity Incentive Plan (the “2002 Equity Plan”) is currently 2,533,333. As of April 25, 2005, options covering a total of 2,324,735 shares are outstanding under the 2002 Equity Plan and 146,280 shares remain available for new grants. We rely heavily on the 2002 Equity Plan to recruit, retain and reward qualified employees and directors. On March 30, 2005, our Board of Directors unanimously approved, subject to approval by our stockholders, an amendment of the 2002 Equity Plan to make available an additional 966,667 shares of our common stock for awards under the 2002 Equity Plan so that the maximum number of shares of common stock that may be issued under the 2002 Equity Plan is 3,500,000 shares.
Our Board of Directors recommends that you vote “For”
the amendment to the 2002 Equity Incentive Plan.
      The following is a summary of the principal features of the 2002 Equity Plan. Section 3(a) of the 2002 Equity Plan regarding shares subject to the plan is proposed to be amended so that the maximum number of shares of common stock that may be issued pursuant to awards under the 2002 Equity Plan is increased from 2,533,333 to 3,500,000. The summary below is qualified in its entirety by the terms of the 2002 Equity Plan, a copy of which, as it is proposed to be amended, is attached hereto as Appendix C and is incorporated by reference herein.
Summary of the 2002 Equity Plan
      Purpose. The purpose of the 2002 Equity Plan is to retain the services of eligible recipients and to provide incentives for eligible recipients to exert efforts for the success of the company and its affiliates.
      Administration, Amendment and Termination. The 2002 Equity Plan is administered by the Board of Directors unless such duties are delegated to a committee. The Board of Directors may delegate administration of the 2002 Equity Plan to the Compensation Committee. The Board of Directors has the authority to determine eligible persons to be granted awards under the 2002 Equity Plan, the terms of the awards, including whether the shares of such award will be subject to forfeiture, to construe and interpret the 2002 Equity Plan and awards, to amend the 2002 Equity Plan and to exercise such powers deemed necessary or expedient to promote the best interests of the company.
      The Board of Directors, in its discretion, selects from the class of eligible persons those individuals to whom awards will be granted and determines the nature, dates, amounts, exercise prices, vesting periods and other relevant terms of such awards. The Board may, with the consent of the recipient of an award, modify the terms and conditions of such award. Awards may be granted under the 2002 Equity Plan until the earlier of the tenth anniversary of the adoption of the 2004 Plan or its termination.
      Eligibility. Our directors, employees and consultants, and the directors, employees and consultants of any affiliated company, if any, are eligible to receive grants of stock options, restricted stock, and stock bonuses, under the 2002 Equity Plan. As of March 31, 2005, 37 persons were eligible for selection to receive awards under the 2002 Equity Plan, consisting of 29 employees other than executive officers, seven executive officers and six non-employee directors.
      Securities Subject to the 2002 Equity Plan. Currently, no more than 2,533,333 shares of our common stock may be issued and outstanding or subject to outstanding awards granted under the 2002 Equity Plan. If Proposal No. 2 is approved, the number of shares of our common stock that may be issued and outstanding or subject to outstanding awards granted under the 2002 Equity Plan will increase by 966,667 shares to 3,500,000 shares. Shares of common stock subject to unexercised portions of any award that expire, terminate or are canceled, and shares of common stock issued pursuant to an award that we reacquire pursuant to the terms of the award under which the shares were issued, will again become eligible for the grant of further awards under the 2002 Equity Plan. The shares to be issued under the 2002 Equity Plan are made available either from authorized but unissued shares of our common stock or from previously issued shares of our common stock that we reacquire, including shares purchased on the open market.
      Adjustments. If any change is made in the common stock subject to the 2002 Equity Plan, or subject to any award, without the receipt of consideration by the company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the 2002 Equity Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to, and outstanding awards under, the 2002 Equity Plan and price per share of common stock subject to such outstanding awards.
      Asset Sale, Merger or Consolidation. Unless an award provides otherwise, in the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of 50% of the Company’s outstanding voting power is transferred (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation will assume any awards outstanding under the 2002 Equity Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the 2002 Equity Plan. In the event any surviving corporation or acquiring corporation refuses to assume such awards or to substitute similar stock awards for those outstanding under the 2002 Equity Plan, then with respect to awards held by participants whose continuous service has not terminated, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) may, in the discretion of the Board, be accelerated in full, and the awards will terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other awards outstanding under the 2002 Equity Plan, such awards will terminate if not exercised (if applicable) prior to the Corporate Transaction.
      Section 162(m) of the Internal Revenue Code Limitations. In general, Section 162(m) of Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), imposes a $1 million limit on the amount of compensation that we may deduct in any tax year with respect to our Chief Executive Officer and each of our other four most highly compensated officers, including any compensation relating to an award granted under the 2002 Equity Plan. The 2002 Equity Plan is designed to allow us to grant awards that are not subject to the $1 million limit imposed by Section 162(m). No single employee may be granted any awards covering more than $1.0 million in shares of common stock during any calendar year; provided, however, that this limitation does not apply if it is not required in order for the compensation attributable to such awards to qualify as performance-based compensation as described in Section 162(m) and the regulations issued thereunder.
      Non-Assignability of Awards. Incentive stock options are not transferable and, unless permitted in the applicable grant agreement, awards are generally not transferable by a recipient during the life of the recipient.
      Stockholder Rights. No recipient or permitted transferee of an award under the 2002 Equity Plan has any rights as a stockholder with respect to any shares issuable or issued in connection with the award until we receive all amounts payable in connection with exercise of the award and performance by the recipient of all obligations under such award.

Award Types
      Stock Options. Stock options granted under the 2002 Equity Plan may be incentive stock options (“incentive stock options”), which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code, or nonqualified stock options (“nonqualified stock options”), which do not so qualify.
      Incentive stock options may not be granted at less than the fair market value of our common stock at the date of grant. The options can be exercisable at various dates, as determined by our Board of Directors, and will expire no more than ten years from the date of grant. For holders of more than 10% of our voting stock, incentive stock options may not be granted at less than 110% of the fair market value of our common stock at the date of grant, with an expiration date not to exceed five years. Options granted under the 2002 Equity Plan vest over periods as determined by the Board of Directors.
      The exercise price of any option may be paid in cash or by other consideration deemed by the Board of Directors to be acceptable, including delivery of our capital stock (surrendered by or on behalf of the optionee) or in any other form of legal consideration that is acceptable to the Board of Directors. The Board of Directors may allow exercise in a broker-assisted transaction in which the exercise price will not be received until after exercise if the exercise of the option is followed by an immediate sale of all or a portion of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price. The 2002 Equity Plan allows that an option may be granted with a provision entitling the holder to a further option in the event the holder exercises the option by surrendering other shares of common stock, which is also known as a re-load option.
      Options granted under the 2002 Equity Plan vest, become exercisable and terminate as determined by the Board of Directors. All options granted under the 2002 Equity Plan may be exercised at any time after they vest and before their expiration date or earlier termination; provided, however, that no option may be exercised more than 10 years after the date of its grant; and provided, further, that the exercise period may be less than 10 years if required by the Internal Revenue Code. In the absence of a specific written agreement to the contrary, and in each case subject to earlier termination on the option’s original expiration date, incentive stock options will terminate 12 months after death or permanent disability; and, with respect to termination of employment for any reason other than disability or retirement, three months.
      Restricted Stock. Shares of restricted stock may be granted by the Board of Directors to recipients who may not transfer the restricted shares until the restrictions are removed or expire. The Board of Directors will generally determine the relevant criteria, terms and restrictions. The purchase price of restricted stock may not be less that 85% of fair market value on the date of issuance. Shares acquired under a restricted stock purchase award may be subject to a share repurchase option with a vesting schedule.
      Stock Bonus Awards. Stock bonuses may be awarded for past services rendered to the Company. Stock bonus awards contain such terms and conditions as deemed appropriate by the Board of Directors, including a share repurchase option.
Federal Income Tax Consequences
      The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by us is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2002 Equity Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

      Incentive Stock Options. Except as discussed below, a recipient of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is our employee (or an employee of any parent or subsidiary corporation) or within three months following termination of the recipient’s employment (or within one year, if termination was due to a permanent and total disability).
      If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date we issue such shares to the recipient or within two years after the date we grant the incentive stock option to the recipient, then:

•	if the recipient’s sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

•	if the recipient’s sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.
      If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date we issue such shares to the recipient pursuant to the recipient’s exercise of the incentive stock option and at least two years after the date we grant the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option.
      The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient’s “alternative minimum taxable income” in the year of exercise.
      In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, we will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above, and therefore solely recognizes capital gain upon the sale of such shares, we will not be entitled to any deduction.
      Nonqualified Stock Options. The grant of a nonqualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a nonqualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the nonqualified stock option. Under recently enacted tax laws, the time for recognizing ordinary income may occur prior to exercise if the option’s exercise price is less than the underlying stock on the date the nonqualified stock option is granted. We generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient’s holding period after exercise.
      Restricted Stock. Under the 2002 Equity Plan, we are authorized to grant rights to purchase shares of restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant’s employment relationship with us terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time our repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 calendar days after the participant’s acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions). In the event that a participant forfeits (as a result of a repurchase) restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant’s purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income, if any, recognized by a participant.
      Stock Bonus Awards. The tax consequences of such awards will depend upon the specific terms of such awards. In general, the sale or grant of stock to a participant under the 2002 Equity Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture. In such case, the participant will recognize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that, at the time of receipt by a participant, is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 of the Internal Revenue Code generally will be taxed under the rules applicable to restricted stock as described above.
      Withholding. In the event that an optionee or other recipient of an award under the 2002 Equity Plan is our employee, we generally will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2002 Equity Plan.
      Certain Additional Rules Applicable to Awards. The terms of awards granted under the 2002 Equity Plan may provide for accelerated vesting. In that event, and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and we will be denied any deduction with respect to such parachute payment.
      We generally are entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, our deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to our Chief Executive Officer and each our other four most highly compensated officers may be limited to $1 million per person annually. Depending on the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2002 Equity Plan may be included in the compensation subject to such deduction limitation.

Interest of Certain Persons in Matters to Be Acted Upon
      Each of our current directors, executive officers and employees is eligible to receive awards under the 2002 Equity Plan. The Board has the discretion to determine which eligible persons will receive awards under the 2002 Equity Plan. As a result, future participation in the 2002 Equity Plan by executive officers, directors and other employees is not determinable.
Our Board of Directors recommends that you vote “FOR”
the amendment to the 2002 Equity Incentive Plan.
PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS
CYBERKINETICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Cyberkinetics has selected Ernst & Young LLP to serve as its independent certified public accountants for the fiscal year 2004. Cyberkinetics’ Board has determined the firm of Ernst & Young LLP to be fully independent of the operations of Cyberkinetics. A representative of Ernst & Young LLP is expected to be present at the Meeting and such representative will have an opportunity to make a statement and will be available to respond to appropriate questions.
      In the event stockholders do not ratify the appointment of Ernst & Young LLP as Cyberkinetics’ independent registered public accounting firm for the forthcoming fiscal year, such appointment will be reconsidered by Cyberkinetics’ Board.
Management recommends that the stockholders vote “FOR” ratification of the appointment of
Ernst & Young LLP as Cyberkinetics’ independent registered public accounting firm for fiscal 2005.

      Set forth below is the report of our audit committee. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference in such filing.

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee is currently comprised of two directors, each of whom is independent as defined by the American Stock Exchange listing standards. The audit committee operates under a written audit committee charter approved by the Board of Directors.
      Management is responsible for our internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
      In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the December 31, 2004 financial statements. The Audit Committee also discussed with Ernst and Young LLP the matters required by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees) as may be modified or supplemented. The Audit Committee also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) which requires the written disclosure of all relationships between us and our independent auditors that, in the independent auditor’s professional judgment, may reasonably be thought to bear on independence and confirmation that, in its professional judgment, it is independent of the company that it is auditing.
      Based on the Audit Committee’s discussions with management, review of the independent auditor’s letter and discussions with the independent auditors, the Audit Committee has recommended that the board of directors include the audited financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.
      The Audit Committee has reviewed the non-audit fees described below and has concluded that the amount and nature of those fees is compatible with maintaining the independent auditors’ independence.

Audit Committee
Theo Melas-Kyriazi
Daniel E. Geffken
CHANGE IN ACCOUNTANTS
      On October 6, 2004, following approval from our Board of Directors, we terminated Morgan and Company (“Morgan”) as our independent auditor. Morgan audited Trafalgar’s financial statements for the fiscal years ended April 30, 2004, 2003 and 2002.
      Morgan’s reports on Trafalgar’s financial statements for the fiscal years ended April 30, 2004, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. The reports of Morgan for the fiscal years ended April 30, 2004, 2003 and 2002 were qualified reports in that adverse financial conditions identified by the accountants raised substantial doubt about Trafalgar’s ability to continue as a going-concern. During the two most recent fiscal years ended April 30, 2004 and 2003, and in the subsequent interim periods through October 8, 2004 (the filing date of a Current Report on Form 8-K to disclose the termination), (i) there were no disagreements between Trafalgar and Morgan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Morgan, would have caused Morgan to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(iv) of Regulation S-B of the Securities Exchange Act of 1934, as amended (the “Act”). The decision to replace Morgan was not the result of any disagreement between Morgan and Trafalgar on any matter of accounting principle or practice, financial statement disclosure or audit procedure. The Board of Directors deemed it in our best interests to change independent auditors following the closing of the Merger with Cyberkinetics.
      On October 6, 2004, our Board of Directors approved the appointment of Ernst & Young, LLP, as our new independent registered public accounting firm. Ernst & Young, LLP previously served as the independent auditor for Cyberkinetics.

AUDIT FEES
      Aggregate fees billed by Cyberkinetics’ independent certified public accountants for the years ended 2004 and 2003 are as follows:

	2004	2003

Audit fees	$138,510	$221,400
Audit related fees	$—	$—
Tax fees	$7,000	$11,080
All Other Fees	$—	$35,000
Audit Fees
      Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-QSB, and other audit services including the provision of consent and review of documents filed with the SEC.
Tax Fees
      Tax fees consist of fees for tax compliance, tax advice, and tax planning services. Tax advice and tax planning services relate to assistance with tax audits and appeals and employee benefit plans.
All Other Fees
      All other fees consist of fees for the audit of financial statements of an acquired business.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Auditor
      The Audit Committee oversees Cyberkinetics’ corporate accounting and reporting practices and the quality and integrity of Cyberkinetics’ financial statements and reports, selects, hires, oversees and terminates Cyberkinetics’ independent auditors, monitors Cyberkinetics’ independent auditors’ qualifications, independence and performance, monitors Cyberkinetics’ and its affiliates’ compliance with legal and regulatory requirements, oversees all internal auditing functions and controls, and oversees Cyberkinetics’ and its affiliates’ risk management function.
      The Audit Committee’s policy is to pre-approve all audit and non-audit services, other than de minimis non-audit services, provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. In pre-approving the services in 2004 under audit related fees, tax fees or all other fees, the audit committee did not rely on the de minimis exception to the SEC pre-approval requirements. The independent auditors and management are required to periodically report to the full Board regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.
      The Audit Committee has also delegated the Chairman of the Audit Committee the authority to approve any audit or non audit services to be provided by its independent auditors. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.
      The Audit Committee has considered the provision of non-audit services provided by Cyberkinetics’ independent auditors to be compatible with maintaining their independence. The Audit Committee will continue to approve all audit and permissible non-audit services provided by Cyberkinetics’ independent certified public accountants. These services may include audit services and related services, tax services, and other services.

STOCKHOLDER PROPOSALS
Proposals to be Included in Proxy Statement
      Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2006 annual meeting of stockholders, they must deliver a written copy of their proposal no later than January 6, 2006. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.
Proposals to be Submitted for Annual Meeting
      Stockholders who wish to submit a proposal for consideration at our 2006 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no earlier than the close of business on March 26, 2006, the 60th day prior to the first anniversary of this annual meeting, nor later than the close of business on April 25, 2006, the 90th day prior to the first anniversary of this annual meeting. Any stockholder submitting a proposal must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial holder, if any, on whose behalf the proposal is made. The stockholder and the beneficial owner, if any, on whose behalf the proposal is made must provide their name and address as it appears on the books of the Company and the class and number of shares of the Company which are beneficially owned and of record. Furthermore, such stockholder must promptly provide any other information reasonably requested by the Company.
      In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Mailing Instructions
      In each case, proposals should be delivered to 100 Foxborough Blvd. Suite 240, Foxborough MA 02035, Attention: Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

OTHER MATTERS
      Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.

/s/ Timothy R. Surgenor

Timothy R. Surgenor,
President and Chief Executive Officer
Dated: April 29, 2005
      IT IS VERY IMPORTANT THAT EVERY STOCKHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.
      IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.
      The Annual Report to Stockholders for the fiscal year ended December 31, 2004 is being mailed concurrently with this Proxy Statement to all stockholders of record as of April 25, 2005. An electronic copy of the report is also available via the Internet at www.sec.gov.

Appendix A
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
AUDIT COMMITTEE CHARTER
Section 1.     Purpose.
      The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Cyberkinetics Neurotechnology Systems, Inc. (the “Company”) is:

•	to assist the Board of Directors to fulfill its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors; and

•	to prepare the audit committee report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.
Section 2.     Membership.
      (A) As long as the Company qualifies as a Small Business Issuer (as defined in SEC Regulation S-B), the Committee shall consist of at least two directors. Once the Company no longer qualifies as a Small Business Issuer, the Committee shall consist of at least three directors. The exact number of members shall be determined from time to time by the Board.
      (B) The members of the Committee shall meet the independence requirements imposed by the listing standards of the American Stock Exchange or, any market or exchange on which the Company’s securities may be listed or quoted from time to time (the “Listing Standards”), and by SEC Rule 10A-3(b)(1), and shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. None of the members of the Committee shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the three years preceding becoming a member of the Committee. At least one member of the Committee shall be a “financial expert” as defined in Item 401 of Regulation S-K and “financially sophisticated” as defined in AMEX Rule 121(b)(2)(a)(ii) as determined by the Board.
      (C) The members of the Committee shall be appointed by a majority vote of the independent directors on the Board or by the Nominating Committee and shall serve until such member’s successor is duly appointed and qualified or until such member’s resignation or removal by a majority vote of the Board.
      (D) No member of the Committee may serve simultaneously on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair such director’s ability to serve effectively on the Committee and such determination is disclosed in the Company’s annual proxy statement.
Section 3.     Authority and Responsibilities.
      The Committee’s function is not to replace the Company’s management, internal auditors and outside auditors, but rather one of oversight. It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls, and it is the internal and outside auditors’ responsibility to review, and when appropriate, audit these financial statements and internal controls. The Committee recognizes that the financial management and the internal and outside auditors have more knowledge and information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee cannot provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the outside auditors’ work. In carrying out its oversight responsibilities, the Committee shall undertake the activities and have the authority (in addition to any others that the Board may from time to time delegate to the Committee) as described in this Charter.
Section 4.     Relationship with Auditors.
      (A) The Committee shall have sole authority and be directly responsible for the appointment, retention, compensation, oversight, evaluation and termination (subject, if applicable, to shareholder ratification) of the work of the Company’s outside auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The Company’s outside auditors shall report directly to the Committee.
      (B) The Committee shall review and pre-approve (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the Committee, which are rendered to the Company by its outside auditors (including fees).
      (C) The Committee shall:

(i) if required by any applicable law or rule of an exchange or association on which the Company’s securities are traded, request from the outside auditors, at least annually, a written report describing: (a) the outside auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review or peer review of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues; and

(ii) if required by any applicable law or rule of an exchange or association on which the Company’s securities are traded, review and discuss with the outside auditors any relationships or services that may impact the objectivity and independence of the outside auditors; and

(iii) request from the outside auditors, at least annually, a written report describing all relationships between the outside auditors and the Company, including the matters covered by Independence Standards Board Standard Number 1 (to assess the outside auditors’ independence).
      (D) After reviewing the foregoing reports and the outside auditors’ work throughout the year, the Committee shall evaluate the outside auditors’ qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner(s) of the outside auditors. In making its evaluation, the Committee may take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function) and shall take appropriate action in response to the outside auditors’ report and the opinions of those the Committee consults to satisfy itself of the outside auditors’ independence and adequate performance.
      (E) The Committee should further consider whether, in order to assure the continuing independence of the outside auditors, there should be regular rotation of the lead audit partner (in addition to what may already be required by law or regulation).
      (F) The Committee shall establish clear hiring policies with respect to employees and former employees of the outside auditors.
      (G) The Committee shall review and discuss with management, the outside auditors and the internal auditors the performance and adequacy of the Company’s internal audit function, including the internal auditors’ responsibilities, budget, staffing, the Internal Audit Statement of Responsibilities and any proposed changes in the audit scope, plan or procedures from the prior period.
      (H) The Committee shall act as a qualified legal compliance committee as defined in 17 CFR Part 205.2.

Section 5.     Financial Reporting Process and Financial Statements.
      (A) The Committee shall meet regularly with management. The Committee shall meet, at least annually, with the Company’s outside auditors in a private session.
      (B) The Committee shall review and discuss with management and the outside auditors on a quarterly basis prior to filing quarterly or annual financial statements: (i) the audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K); (ii) the quarterly financial statements to be included in Form 10-Q; (iii) the Company’s disclosures in the related “Management’s Discussion and Analysis of Financial Condition and Results of Operation”; (iv) the Company’s disclosure controls and procedures (including any significant internal control deficiencies or material weaknesses and any changes implemented in light of material control deficiencies or weaknesses); and (v) any fraud that involves management or other employees who have a significant role in the Company’s internal controls.
      (C) In connection with the annual audit and review by the outside auditors of the financial information included in the Company’s Quarterly Reports on Form 10-Q, the Committee shall, prior to the filing of the Form 10-K or Form  10-Q, as applicable, discuss with the outside auditors the results of their audit or review and the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), as amended or supplemented. In addition, the Chairman or his designee shall, before the quarterly earnings press releases are released, discuss with the outside auditors the results of their review of quarterly earnings press releases and the matters required to be discussed by SAS 61.
      (D) The Committee shall request from the Company’s outside auditors and, where applicable, the Company’s internal auditors, timely reports concerning:

(i) major issues regarding accounting principles and financial statement presentations, including all critical accounting policies and practices and any changes in the selection or application of accounting principles;

(ii) all significant financial reporting issues and judgments, including all critical accounting estimates and alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of the Company, the ramifications of the use of such alternative estimates or treatments and the estimate/treatment preferred by the auditors;

(iii) the effect of regulatory or accounting initiatives, as well as off-balance sheet transactions, on the financial statements; and

(iv) any material written communications between the auditors and the management of the Company (such as any management letter or schedule of unadjusted differences).
      (E) The Committee shall review with the outside auditors and the internal auditors any audit problems or difficulties encountered (including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management) and management’s response. The Committee shall be responsible for the resolution of disagreements among the Company’s management, the outside auditors and the internal auditors regarding financial reporting.
      (F) The Committee shall review with the internal auditor and the external auditor their annual audit plans and the degree of coordination of such plans.
      (G) Based on the above review and discussions, the Committee shall determine whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.
      (H) The Committee shall prepare the report of the audit committee required by the rules of the SEC to be included in the Company’s annual proxy statement.
      (I) The Committee shall periodically discuss with management the types of information to be disclosed and the types of presentation to be made in quarterly earnings press releases and with respect to financial information and earnings guidance provided to analysts and rating agencies or otherwise made public.
Section 6.     Risk Management.
      (A) The Committee shall discuss with management, the internal auditors and the outside auditors the Company’s policies with respect to risk assessment and risk management. This discussion should cover the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.
      (B) The Committee shall review the annual audit report regarding officers’ expense accounts and perquisites and the results of the annual survey of compliance with the Company’s Business Conduct Policies.
Section 7.     Compliance with Laws, Regulations and Ethics Codes.
      (A) The Committee shall review with the Company’s general counsel, the internal auditors and other appropriate parties, as applicable, legal matters that may have a material impact on the Company’s financial statements, the Company’s compliance policies and procedures and any material reports received from or communications with regulators or government agencies.
      (B) The Committee shall (i) review requests for waivers from management regarding the Code of Ethics for the principal financial officer, principal accounting officer, controller or persons performing similar functions, and any other code of conduct and ethics that the Company may adopt, and (ii) promptly disclose any waivers that are required by regulation or listing standards to be disclosed publicly.
      (C) The Committee shall oversee and regularly review the adequacy and performance of established procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and/or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.
Section 8.     Performance Evaluation.
      The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.
Section 9.     Access to Advisors.
      (A) The Committee shall have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, without having to seek board approval.
      (B) The Committee shall make determinations with respect to funding by the Company with respect to the payment of the Company’s outside auditors and any other advisors retained by the Committee.
Section 10.     Funding.
      (A) In addition to the funding permitted under Section 9(B), the Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors for payment of:

(i) Compensation to any registered public accounting firm engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and

(ii) Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Section 10.     Structure and Operations.
      (A) The Board shall designate one member of the Committee to act as its chairperson. The Committee shall meet in person or telephonically at least on a quarterly basis at such times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The chairperson, with input from the other members of the Committee, shall set the agendas for Committee meetings; such agendas shall be distributed to the full Board. Two members of the Committee shall constitute a quorum; when more than two members are present, the act of a majority of such members at a meeting at which a quorum exists shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.
      (B) The Committee may request that any directors, officers or other employees of the Company, or any other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee may exclude from its meetings any persons it deems appropriate in order for it to fulfill its responsibilities.
      (C) The Committee may form and delegate authority to subcommittees when appropriate. In particular, the Committee may also delegate to one or more of its members the authority to pre-approve audit and/or non-audit services, provided that the decisions of any member(s) to whom pre-approval authority is delegated shall be presented to the Committee at the next Committee meeting.
      (D) The Committee shall maintain minutes or other records of its meetings and shall give regular reports to the Board on these meetings, including the Committee’s actions, conclusions and recommendations and such other matters as required by this Charter or as the Board may from time to time specify.
      (E) Except as expressly provided in this Charter, the Company’s by-laws or the Company’s Corporate Governance Guidelines, if any, or as required by law, regulation or the Listing Standards, the Committee shall set its own rules of procedure.
Section 11.     Compensation.
      No member of the Committee may receive, directly or indirectly, any compensation from the Company other than (A) fees paid to directors for service on the Board (including customary perquisites and other benefits that all directors receive), (B) additional fees paid to directors for service on a committee of the Board (including the Committee) or as the chairperson of any committee and (C) a pension or other deferred compensation for prior service that is not contingent on future service on the Board.

Appendix B
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
NOMINATING COMMITTEE CHARTER
Section 1.     Purpose.
      The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Cyberkinetics Neurotechnology Systems, Inc. (the “Company”) is to (A) identify individuals qualified to become Board members and recommend such individuals to the Board for nomination for election to the Board, (B) make recommendations to the Board concerning committee appointments other than this Committee, (C) develop, recommend and annually review corporate governance guidelines for the Company and oversee corporate governance matters and (D) coordinate an annual review of the Board’s performance.
Section 2.     Membership.
      (A) The Committee shall consist of no fewer than three members, the exact number to be determined from time to time by the Board.
      (B) Each member of the Committee shall meet the independence requirements imposed by the listing standards of the American Stock Exchange or, if more stringent, any market or exchange on which the Company’s securities may be listed or quoted from time to time (the “Listing Standards”).
      (C) The members of the Committee shall be appointed by a majority vote of the independent Directors on the Board and shall serve until such member’s successor is duly appointed and qualified or until such member’s resignation or removal by a majority vote of the Board.
Section 3.     Authority and Responsibilities.
      The Committee shall have the specific authority and responsibilities (in addition to any others that the Board may from time to time delegate to the Committee) which are described in this Charter.
Section 4.     Board Nominees; Committee Appointments; Continued Service.
      (A) The Committee shall determine the criteria, objectives and procedures for selecting Board members. The Committee shall consider factors such as independence, diversity, age, integrity, skills, expertise, breadth of experience, knowledge about the Company’s business or industry and willingness to devote adequate time and effort to Board responsibilities in the context of the existing composition and needs of the Board and its committees.
      (B) The Committee shall (i) review potential candidates for the Board suggested to it and report to the Board regarding the results of such review; (ii) recommend nominations for election and re-election to the Board and (iii) recommend appointments to the Board to fill vacancies.
      (C) In the case of an individual recommended to fill a Board vacancy created by an increase in the size of the Board, the Committee shall make a recommendation to the Board as to the class of directors in which the individual should serve.
      (D) The Committee shall review the appropriateness of continued service on the Board of members whose business or professional affiliations or responsibilities have changed or who contemplate accepting a directorship on another public company board or an appointment to an audit or compensation committee of another public company board.
      (E) The Committee shall identify Board members qualified to fill vacancies on any committee of the Board (other than the Committee) and recommend that the Board appoint the identified member or members to the respective committee. In recommending a candidate for appointment to a committee, the Committee shall consider any required qualifications as set forth in the committee’s charter, the needs of

B-1

the committee in light of its purpose and responsibilities and the existing composition of the committee, the benefits of periodic rotation of committee members and any other factors the Committee deems appropriate.
Section 5.     Corporate Governance.
      (A) The Committee shall review the effectiveness of orientation process for newly elected members of the Board. The Committee shall also regularly assess the adequacy of and need for additional continuing director education programs.
      (B) The Committee shall recommend to the Board corporate governance guidelines for the Company, assess those guidelines at least annually and review any requests for waivers of those guidelines.
Section 6.     Board Performance.
      The Committee shall coordinate the annual evaluation of the structure, organization, policies, performance and effectiveness of the Board.
Section 7.     Performance Evaluation.
      The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.
Section 8.      Retention of Consultants and Advisors.
      The Committee shall have authority to retain and terminate any search firm to be used to identify director candidates, including authority to approve the search firm’s fees and other retention terms.
Section 9.     Structure and Operations.
      (A) The Board shall designate one member of the Committee to act as its chairperson. The Committee shall meet in person or telephonically at least two times a year at such times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The chairperson, with input from the other members of the Committee, shall set the agendas for Committee meetings; such agendas shall be distributed to the full Board. Two members of the Committee shall constitute a quorum; when more than two members are present, the act of a majority of such members at a meeting at which a quorum exists shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.
      (B) The Committee may request that any directors, officers or other employees of the Company, or any other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee may exclude from its meetings any persons it deems appropriate in order for it to fulfill its responsibilities.
      (C) The Committee may form and delegate authority to subcommittees when appropriate.
      (D) The Committee shall maintain minutes or other records of its meetings and shall give regular reports to the Board on these meetings, including the Committee’s actions, conclusions and recommendations and such other matters as required by this Charter or as the Board shall from time to time specify. Reports to the Board may take the form of oral reports by the chairperson of the Committee or any other member of the Committee designated by the Committee to give such report.
      (E) Except as expressly provided in this Charter, the Company’s by-laws or the Company’s corporate governance guidelines, or as required by law, regulation or the Listing Standards, the Committee shall set its own rules of procedure.

B-2

Appendix C
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
THIRD AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN
Initially adopted: effective as of August 12, 2002
Approved by stockholders: effective as of August 12, 2002
First amendment and restatement: as of June 20, 2003
Amendment approved by stockholders: as of June 20, 2003
Second amendment and restatement: as of April 30, 2004
Amendment approved by stockholders: as of April 30, 2004
Third amendment and restatement: as of March 30, 2005
Amendment approved by stockholders: as of                    , 2005
Termination date: August 12, 2012
Section 1.     General.
      (a) Purpose of the Plan. Cyberkinetics Neurotechnology Systems, Inc. (the “Company”), by means of the Plan, seeks to retain the services of eligible recipients and to provide incentives for eligible recipients to exert efforts for the success of the Company and its Affiliates.
      (b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.
      (c) Available Stock Awards. The purpose of the Plan is to provide a means by which Participants may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to acquire restricted stock.
      (d) Definitions. Capitalized terms not defined elsewhere in this Agreement are defined in Section 15 of the Plan.
Section 2.     Administration.
      (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 2(c).
      (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) to determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; whether shares of Common Stock acquired pursuant to a Stock Award shall be subject to forfeiture or buy back; and the form of consideration that the Company may receive upon exercise of an Option or a right to acquire restricted stock;

(ii) to construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration, including the correction of any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent the Board shall deem necessary or expedient to make the Plan fully effective;

(iii) to amend the Plan or a Stock Award as provided in Section 11; and

(iv) generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.
      (c) Delegation to Committee.

(i) General. From time to time, the Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
      (d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
Section 3.     Shares Subject to the Plan.
      (a) Share Reserve. Subject to the provisions of Section 10 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate 3,500,000 shares of Common Stock, par value $0.0001 per share.
      (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.
      (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
Section 4.     Options.
      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if stock certificates are issued, such certificates will include a legend that will indicate whether each such certificate was issued pursuant to exercise of an Incentive Stock Option or Nonstatutory Stock Option; provided, however, that notwithstanding the following, an Incentive Stock Option may provide that it will remain exercisable as a Nonstatutory Stock Option after an event or series of events that may otherwise disqualify such Option from being an Incentive Stock Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement for shares of Common Stock or otherwise) the substance of each of the following provisions:

(a) Eligibility.

(i) Incentive Stock Options. Incentive Stock Options may be granted only to Employees.

(ii) Nonstatutory Stock Options. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants.

(b) Term. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date it was granted; provided however that no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five years from the date it was granted.

(c) Exercise Price.

(i) Generally. Subject to clauses (ii) and (iii) below, the Board of Directors may determine exercise price of Options granted pursuant to this Plan; provided, however, that the exercise price of an Option shall be not less than the par value of the Common Stock subject to the Option.

(ii) Incentive Stock Option. The exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; provided, however, that a Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(iii) Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be determined by the Board of Directors on the date the Option is granted; provided, however, that subsequent to the Listing Date, the exercise price of each Nonstatutory Stock Option granted pursuant to this Plan shall be at least 85% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other shares of Common Stock, (2) according to a deferred payment or a similar arrangement with the Optionholder, or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in the State of Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law shall not be made by deferred payment. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary, as determined by the Board, to avoid a charge to earnings for financial accounting purposes.

(e) Transferability.

(i) Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(ii) Nonstatutory Stock Option. A Nonstatutory Stock Option shall be non-transferable, unless otherwise expressly provided in the Option Agreement. If a Nonstatutory Stock Option does not provide for transferability or otherwise states that it is non-transferable, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary.

(g) Limitations on the Exercise of Incentive Stock Options.

(i) Termination of Employee Status Generally. In the event an Incentive Stock Option holder’s Employment terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (1) the date three months following the effective date of termination of the Optionholder’s Employment (or such shorter period specified in the Option Agreement), or (2) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(ii) Disability of Optionholder. In the event that an Incentive Stock Option holder’s Employment terminates as a result of his or her Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (1) the date that is twelve months following such effective date of termination (or such shorter period specified in the Option Agreement) or (2) the expiration of the term of the Option as set forth in the Option Agreement. If, after the effective date of termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(iii) Death of Optionholder. In the event (1) an Incentive Stockholder’s Employment terminates as a result of the his or her death, or (2) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Employment during which he or she may exercise such Option, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (x) the date twelve months following the date of death (or such shorter period specified in the Option Agreement), or (y) the expiration of such Option. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(iv) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) are in excess of $100,000, the Options or portions thereof that exceed such limit (according to the order that they were granted) shall be treated as Nonstatutory Stock Options.

(h) Extension of Termination Date. A Nonstatutory Stock Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option may terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 3(b), or (ii) the expiration of a period of three months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(i) Early Exercise. An Option Agreement may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

(j) Right of First Refusal. An Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option. Except as expressly provided in this Section 4(j), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

(k) Deferred Delivery. An Option may, but need not, include provisions relating to deferred delivery of shares of Common Stock upon its exercise as may be determined by the Board of Directors.

(l) Re-Load Options. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a “Re-Load Option”) in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(i) Any such Re-Load Option shall (1) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) have an exercise price which is equal to 100% of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option (subject to the provisions of Section 4(c)(2) in the event such Option is an Incentive Stock Option). Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

(ii) Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the $100,000 annual limitation on the ability to exercise Incentive Stock Options described in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under Section 3(a) and the “Section 162(m) Limitation” on the grants of Options under Section 4(g)(iv) and shall be subject to such other terms and conditions as the

Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

Section 5.     Stock Bonus Awards and Rights to Acquire Restricted Stock.
      (a) Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Subject to the terms of this Section 5(a), the terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

(i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii) Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. A stock bonus may provide that in the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by a Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under a stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, and as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement and the Investor Rights Agreement.
      (b) Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Subject to the terms of this Section 5(b) the terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical.

(i) Purchase Price. The purchase price of restricted stock awards may be determined by the Board of Directors, but shall not be less than 85% of the Fair Market Value of the Common Stock on the date issued.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement may be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law shall not be made by deferred payment.

(iii) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(v) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement and the Investor Rights Agreement.

Section 6.     Certain Restrictions Applicable Generally.
      (a) Section 162(m) Limitation. Subject to the provisions of Section 10 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Awards covering more than $1 million in shares of Common Stock during any calendar year. This Section 6(a) shall not apply prior to the Listing Date and, following the Listing Date, this Section 6(a) shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 3); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.
      (b) Consultants.

(i) Prior to the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii) From and after the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.
      (c) Lock-Up; Stockholders’ Agreement. By receipt and acceptance of a Stock Award, each Participant agrees, if requested in writing by an underwriter of Common Stock or other securities of the Company, not to sell, assign, donate, pledge, encumber, hypothecate, grant an option to, or otherwise transfer or dispose of, whether in privately negotiated or open market transactions, any Common Stock or other securities of the Company held by him, her or it during the 180-day period following the effective date of a registration statement filed pursuant to the Company’s initial public offering. The provisions of this Section 6(c) are intended to be automatic in effect, and no further acknowledgement or evidence of agreement shall be required for the Company or its transfer agent to enforce the provisions of this Section 6(c), or for the Company or its transfer agent to enter into a “stop transfer” or similar order with respect to securities of the Company held by Participants. As a condition to receipt of any Stock Award (or Common Stock underlying any option), you may be required to execute a counterpart or otherwise agree to be bound by the Company’s Stockholders’ Rights Agreement, as is in effect from time to time.
Section 7.     Covenants of the Company.
      (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

      (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.
Section 8.     Use of Proceeds from Stock.
      Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
Section 9.     Miscellaneous.
      (a) Acceleration of Exercisability and Vesting; Forfeiture. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest. The Board shall have the authority to provide in any Stock Award that such Stock Award will be forfeited under certain limited conditions, such as the breach of any of the Company’s policies or a termination for “Cause” (as defined in Section 15).
      (b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.
      (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
      (d) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

      (e) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.
Section 10.     Adjustments upon Changes in Stock.
      (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)
      (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.
      (c) Asset Sale, Merger, Consolidation, or Series of Transactions. Unless a Stock Award Agreement provides otherwise, in the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of 50% of the Company’s outstanding voting power is transferred (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) may, in the discretion of the Board, be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.

Section 11.	Amendment of the Plan and Stock Awards.
      (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

      (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.
      (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.
      (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
      (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

Section 12.	Termination or Suspension of the Plan.
      (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
      (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

Section 13.	Effective Date of Plan.
      The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve months before or after the date the Plan is adopted by the Board.

Section 14.	Choice of Law.
      The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Section 15.	Definitions.
      (a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
      (b) “Board” means the Board of Directors of the Company.
      (c) “Cause” includes (and is not limited to) dishonesty with respect to the Company and its Affiliates, insubordination, substantial malfeasance or nonfeasance of duty, unauthorized disclosure of confidential information, conduct substantially prejudicial to the business of the Company or any Affiliate and termination by the Participant in violation of an agreement by the Participant to remain in the employ of the Company or of an Affiliate. The determination of the Committee as to the existence of cause will be conclusive on the Participant and the Company. “Cause” is not limited to events that have occurred prior to a Participant’s termination of service to the Company, nor is it necessary that the Committee’s finding of “cause” occur prior to termination. If the Committee determines, subsequent to the termination of a Participant’s service but prior to the exercise of a Stock Award, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “Cause,” then the right any Stock Award will be forfeited. Any definition in an agreement between a Participant and the Company or an Affiliate which contains a conflicting definition of “Cause” for termination and which is in effect at the time of such termination will supersede the definition in this Plan with respect to that Participant.
      (d) “Code” means the Internal Revenue Code of 1986, as amended.
      (e) “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 2(c).
      (f) “Common Stock” means the Common Stock, par value $0.0001, of the Company.
      (g) “Company” means Cyberkinetics Neurotechnology, Inc., a Delaware corporation.
      (h) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.
      (i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or Committee, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
      (j) “Covered Employee” means the Company’s chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to stockholder under the Exchange Act, as determined for purposes of Section 162(m) of the Code.
      (k) “Director” means a member of the Board of Directors of the Company.
      (l) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.
      (m) “Employee” or “Employment” means any person employed by the Company or an Affiliate as determined in accordance with Section 3401(c) of the Code.
      (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      (o) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board, with particular reference to sales of shares of Common Stock and, if no such sales provide meaningful guidance, with reference to sales of any classes or series of preferred stock of the Company; provided that proper discounts may be taken by the Board to reflect the fair market value of the Common Stock in light of liquidation and redemption rights enjoyed by such preferred stock.

      (p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
      (q) “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.
      (r) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its Affiliates for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
      (s) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
      (t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
      (u) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
      (v) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
      (w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
      (x) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
      (y) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
      (z) “Plan” means this Second Amended and Restated 2002 Equity Incentive Plan.
      (aa) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
      (bb) “Securities Act” means the Securities Act of 1933, as amended.
      (cc) “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

      (dd) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award, subject to the terms and conditions of this Plan, evidencing the terms and conditions of an individual Stock Award grant.
      (ee) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
* * *

      I, Nicholas Hatsopoulos, Secretary of Cyberkinetics Neurotechnology Systems, Inc., having in my custody and possession the corporate records of said corporation, do hereby certify that the foregoing is a true and correct copy of the Cyberkinetics Neurotechnology Systems, Inc. Amended and Restated 2002 Equity Incentive Plan as in effect as of March 30, 2005.
Witness my hand this March 30, 2005.
As Aforesaid

/s/ Nicholas Hatsopoulos, Secretary

Nicholas Hatsopoulos, Secretary

Ú DETACH PROXY CARD HERE Ú

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.

     The undersigned hereby appoints Messrs. Timothy R. Surgenor and Kimi Iguchi, each of them as proxyholders with full power of substitution, to represent, vote and act with respect to all shares of common stock of Cyberkinetics Neurotechnology Systems, Inc. (“Cyberkinetics”) which the undersigned would be entitled to vote at the meeting of stockholders to be held on June 23, 2005 at 1:00 p.m., Eastern Time, at 100 Foxborough Blvd. Suite 240, Foxborough, MA 02035 or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

(Continued, and to be marked, dated and signed, on the other side)

Ú DETACH PROXY CARD HERE Ú

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
The Board of Directors recommends a vote “FOR” each of the proposals. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. If no instruction is specified with respect to the matter to be acted upon, the shares represented by the proxy will be voted “FOR” each of the proposals and in accordance with the recommendations of management. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of management.

1. Election of _______(___) persons to be directors.	☐	FOR all nominees listed below (Except as marked to the contrary below)	☐	WITHHOLD AUTHORITY

Nominees:	Timothy R. Surgenor, President and Chief Executive Officer
John P. Donoghue, Ph.D., Chief Scientific Officer
Mark P. Carthy
George N. Hatsopoulos, Ph.D.
Nicholas G. Hatsopoulos, Ph.D.
Philip W. Morgan
Theo Melas-Kyriazi
Daniel E. Geffken

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space below.)

EXCEPTIONS

2.	Approval of Amendment to 2002 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the appointment of Ernst & Young LLP as Cyberkinetics’ independent registered public accounting firm.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Transaction of such other business as may properly come before the meeting and any adjournments or adjournments thereof.

☐ I DO ☐ I DO NOT EXPECT TO ATTEND THE MEETING.

(Number of Shares)

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)
(Please Print Your Name)

(Please Print Your Name)

(Date)

(Signature of Stockholder)

(Signature of Stockholder)

(Email Address)

This Proxy may be revoked prior to its exercise by filing with the Secretary of Cyberkinetics a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and voting in person.

Please Detach Here
Ù You Must Detach This Portion of the Proxy Card Ù
Before Returning it in the Enclosed Envelope